Exhibit 10.45

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MANUFACTURING AND SUPPLY AGREEMENT

THIS MANUFACTURING AND SUPPLY AGREEMENT (this “Agreement”) is entered into and effective as of September 1st, 2013 (the “Effective Date”) by and between VIVUS, Inc., a Delaware corporation with its principal place of business at 351 E. Evelyn Avenue, Mountain View, CA 94041 (“Purchaser”) and SANOFI WINTHROP INDUSTRIE, a French corporation having its principal offices at 20, avenue Raymond Aron, 92165 Antony Cedex, France, acting for itself and on behalf of its Affiliates as hereinafter defined (“SWI”).  SWI and Purchaser are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

Purchaser owns or has a license to certain patent rights and other intellectual property rights relating to a therapeutic drug known as avanafil.

Purchaser has received regulatory approval for avanafil in the United States and in Europe for the treatment of male erectile dysfunction (under the trade names Stendra™ and Spedra™).

Purchaser desires to have SWI, and SWI desires to, manufacture and supply the Product (as hereinafter defined), on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

TABLE OF CONTENT

1.	DEFINITIONS	3

2.	SUPPLY OF PRODUCTS	7

3.	PRICE; PAYMENT	11

4.	REPRESENTATIONS AND WARRANTIES	12

5.	QUALITY	14

6.	ACCEPTANCE AND REJECTION PROCEDURES	15

7.	RECALLS	16

8.	RECORD-KEEPING; INSPECTION; AUDIT	16

9.	TERM; TERMINATION	17

10.	INDEMNIFICATION	18

11.	LIMITATION OF LIABILITY	19

12.	INSURANCE	20

13.	CONFIDENTIALITY; PROPRIETARY RIGHTS	20

14.	DISPUTE RESOLUTION	24

15.	PRESS RELEASES; USE OF NAMES	26

16.	MISCELLANEOUS	26

EXHIBIT A		32

EXHIBIT B		33

EXHIBIT C		34

EXHIBIT D		35

EXHIBIT E		36

EXHIBIT F		38

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.                                      DEFINITIONS

“Act” shall mean the United States Federal Food, Drug, and Cosmetic Act, as it may be amended from time to time.

“Affiliate(s)” shall mean any corporation or business entity which is controlled by, controls, or is under common control of a Party. For this purpose, the meaning of the word “control” shall include, without limitation, direct or indirect ownership of more than fifty percent (50%) of the voting shares of interest of such corporation or business entity.

For SWI, the term Affiliate shall include any company, which, directly or indirectly, is controlled or is under common control with SANOFI — a French corporation registered in the Company and Trade Register of Paris under N° 395 030 844, having its registered office at 54, rue La Boétie, 75008 Paris, France.

“Applicable Laws” means any and all laws, statutes, ordinances, regulations, permits, orders, decrees, judgments, directives, or rules of any kind whatsoever that are promulgated by a federal, state, or other governmental authority, in each case pertaining to any of the activities contemplated by this Agreement, all as amended from time to time. Notwithstanding the foregoing, nothing herein shall require SWI to comply with any Applicable Law outside France, other than cGMP, unless SWI agrees in advance in a written agreement that specifies the applicable law, statute, ordinance, regulation, permit, order, decree, judgment, directive, or rule.

“Background Technology” shall mean, as the case may be, Purchaser’s or SWI’s and/or its Affiliates’ intellectual property used to perform the Agreement including any patented technology, know-how, trade secrets, and proprietary information that was in the Party’s possession prior to its disclosure or, is later generated or, acquired independently by a Party outside the scope of the Agreement and without the use of the other Party’s Confidential Information.

“Batch” means a quantity of Product manufactured under the batch size specified in Exhibit F attached hereto.

“Business Day” means each day of the week excluding Saturday, Sunday or a day on which banking institutions in New York, New York or Paris, France, are closed.

“Calendar Quarter” shall mean any consecutive 3-month period ending March 31, June 30, September 30 or December 31.

“Calendar Year” shall mean a twelve (12) month period commencing January 1.

“cGMP” shall mean (a) current good manufacturing practices for the methods to be used in, and the facilities and controls to be used for, the manufacture, processing, packing, testing, shipping, and holding of drug active ingredients, as promulgated by the FDA (including 21

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

C.F.R. Parts 210 and 211), including all amendments and supplements thereto during the term of this Agreement and (b) comparable laws or regulations applicable to the manufacture, processing, packing, testing, shipping, and holding of drug active ingredients in the European Union, as they may be updated from time to time, including applicable guidelines promulgated under the International Conference on Harmonization.

“Commercialization Partner” means any third party to which Purchaser has agreed to transfer all or any of its rights to commercialize Purchaser’s Product in all or any portion of the Purchaser Territory.

“Commercially Reasonable Efforts” means with respect to the efforts to be expended by any Party with respect to any action, objective or obligation, those reasonable, diligent, good faith efforts to accomplish such action, objective, or obligation as a Person engaged in the relevant business activity for its own account would normally use to accomplish a similar action, objective, or obligation under similar circumstances.

“Compound” means the compound identified by the International Non-Proprietary Name avanafil and chemically known as (S)-4-(3-Chloro-4-methoxybenzylamino)-2-(2-hydroxymethylpyrrolidin-1-yl)-N-pyrimidin-2-ylmethyl-5-pyrimidinecarboxyamide.

“Confidential Information” means, with respect to a Party, all proprietary Information of such Party that is disclosed to or accessed by the other Party under this Agreement.

“EMA” means the European Medicines Agency or its successor.

“Exclusive Territory” shall mean all countries in the Purchaser Territory, excluding the Semi-Exclusive Territory.

“FDA” means the United States Food and Drug Administration or its successor.

“Forecast” shall have the meaning set forth in Section 2.5.

“License Agreement” shall mean the License and Commercialization Agreement to be executed promptly after the date hereof between Purchaser and SANOFI regarding Purchaser’s Product, as such agreement may be amended from time to time.

“MAA” means an application for Regulatory Approval filed with the EMA.

“Manufacturing Technology” shall the meaning set forth in Section 2.2

“MTPC” means Mitsubishi Tanabe Pharma Corporation.

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“MTPC Agreement” means that certain Agreement between SWI and MTPC (as successor in interest to Tanabe Seiyaku Co., Ltd.), effective as of December 28, 2000, as amended pursuant to the Amendment No. 1 to Agreement dated as of January 9, 2004 and the Second Amendment to Agreement dated as of August 1, 2012, the Third Amendment to Agreement dated as of February 21, 2013, and as otherwise amended from time to time.

“NDA” means a New Drug Application, as defined in the Act.

“Non-Severable Improvements” shall mean such improvement and enhancements to the Manufacturing Technology, whether patentable or not, generated by or on behalf of SWI during the course of the performance of the Agreement which ***.

“Price” means the toll fee to be paid by Purchaser as described in Exhibit B.

“Product” means formulated tablets containing Compound in bulk tablet form. Product will be ordered and supplied at three different dosage strengths:  50 mg, 100 mg, and 200 mg.

“Product Shortage” means a circumstance that is not the result of a force majeure in which SWI is unable to supply Product to Purchaser in compliance with the terms and conditions of this Agreement in the quantities sufficient to meet Purchaser’s requirements of Product as set forth in outstanding Purchase Orders and/or the Binding Forecast.

“Purchase Order” shall have the meaning set forth in Section 2.6.

“Purchaser’s Product” shall mean any composition containing the Compound, alone or in combination with one or more active ingredient(s), in all dosage strengths whether packaged and labeled or in bulk form, commercialized by Purchaser or its Commercialization Partners.

“Purchaser Territory” means all countries in the world in which Purchaser has a right under the MTPC Agreement to sell the Product, other than the countries of the Sanofi Territory.

“Quality Agreement” shall have the meaning set forth in Section 5.4.

“Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of a Product for one or more indications in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements.

“Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable governmental authority involved in granting Regulatory Approval.

“Sanofi Territory” means all the countries of Africa, the Middle East-Turkey, and Eurasia, as detailed in Exhibit E, which list of territories shall be deemed automatically amended

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from time to time upon any amendment to the definition of “Sanofi Territory” in the License Agreement.

“Semi-Exclusive Territory” shall mean the following countries: Albania, Andorra, Argentina, Australia, Austria, Belgium, Bosnia Herzegovina, Brazil, Bulgaria, Chile, Colombia, Costa Rica, Croatia, Cuba, Cyprus, Czech Republic, Denmark, Dominican Republic, Ecuador, El Salvador, Estonia, Finland, France, Germany, Greece, Guatemala, Honduras, Hungary, Iceland, India, Ireland, Italy, Jamaica, Latvia, Lichtenstein, Lithuania, Luxembourg, Kosovo, Malta, Mexico, Montenegro, the Netherlands, New Zealand, Nicaragua, Norway, Panama, Paraguay, Peru, Poland, Portugal, Republic of Macedonia, Republic of Serbia, Romania, San Marino Republic, Slovakia, Slovenia, Spain, Sweden, Switzerland, Trinidad & Tobago, the United Kingdom, Uruguay, Vatican City, and Venezuela.

“Severable Improvements” shall mean such improvements and enhancements to the Manufacturing Technology, generated by or on behalf of SWI during the course of the performance of the Agreement that are not Non-Severable Improvements.

“Specifications” means the specifications, standards, limits, criteria and other requirements for or related to the Product provided hereunder, as set forth in Exhibit A or otherwise agreed to by the Parties in writing.

“Term” shall have the meaning set forth in Section 9.1.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.                                      SUPPLY OF PRODUCTS

2.1                               Supply of Product.

(a)                                       Supply and Purchase of Product.  Subject to the provisions herein, the successful completion of the validation protocol and the approval of SWI by Regulatory Authorities to supply Product, SWI agrees, during the Term, to manufacture, test, and supply the Product to Purchaser or its designee and Purchaser agrees to purchase the Product from SWI, pursuant to Purchase Orders submitted to SWI by Purchaser, from time to time in accordance with Section 2.3.

(b)                             Minimum Quantities. For the duration of this Agreement, subject to the terms and conditions of this Agreement, SWI undertakes to supply, and Purchaser undertakes to purchase and be delivered:       (i)        exclusively from SWI its total needs of Product for the manufacture of Purchaser’s Product to be commercialized in the Exclusive Territory; and

(ii)                                  each Calendar Year, ***% of Purchaser’s global annual demand of Product for the manufacture of Purchaser’s Product to be commercialized in the Semi-Exclusive Territory

(for purposes of this Section 2.1(b)(ii), the purchase of ***% of Purchaser’s global annual demand during a particular Calendar Year shall be calculated based on *** of Product for the manufacture of Purchaser’s Product to be commercialized in the Semi-Exclusive Territory, in each case submitted as of *** and requesting delivery by Purchaser no later than ***); and

(iii)                               minimum yearly quantities of Product through the term of the Agreement, *** as follows:   -       SWI’s ***;

-    SWI’s ***, but in each case ***;

*** collectively referred to herein as the “Minimum Yearly Quantities”.

Purchaser undertakes to purchase the Minimum Yearly Quantities, which shall not be subject to any reduction whatsoever. Remedies for failure to comply with such undertaking are described below. Promptly after *** of each Calendar Year during the term of this Agreement, Purchaser shall provide to SWI a report indicating (a) the quantities of Product ordered by Purchaser from SWI during such Calendar Year and delivered to Purchaser during *** or having a requested delivery date before ***, including a separate report of quantities of such Product to be commercialized in the Semi-Exclusive Territory, and (b) the quantities of Product ordered by Purchaser from a third-party supplier during such Calendar Year and delivered to Purchaser during *** or having a requested delivery date before *** for the commercialization of the Product in the Semi-Exclusive Territory.  If SWI failed to supply any portion of Purchaser’s firm orders during such Calendar Year, the quantity of Product that SWI failed to supply shall, for purposes of determining whether Purchaser satisfied its obligations and/or calculating any payments under this section, be deemed to have been ordered and delivered to Purchaser.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Purchaser shall keep complete and accurate records of the aggregate quantities of Product bought from SWI or from any other supplier for the commercialization of Purchaser’s Product in the Purchaser Territory. All such records shall be retained for at least *** years following the Calendar Year in which they are generated. At SWI’s request, such records shall be available for review not more than once each Calendar Year (during normal business hours on a mutually agreed date with reasonable advance notice) by an independent auditor mutually agreed upon by the Parties and subject to confidentiality and non-use obligations no less stringent than those set forth in Article 13 for the sole purpose of verifying the respect of Purchaser’s commitment pursuant to Section 2.1(b). The expense of such auditor shall be borne by SWI unless the audit report reveals a breach of such commitments by Purchaser, in which case, Purchaser shall reimburse SWI the expense of such independent auditor. Such auditor shall not disclose Purchaser’s Confidential Information to SWI, except to the extent such disclosure is necessary to verify the accuracy of the reports furnished by Purchaser.

In the event that as determined from the reports specified in this Section the quantities of Product purchased by Purchaser are below the Minimum Yearly Quantity applicable for a given Calendar Year (a “Minimum Yearly Quantity Shortfall”), not caused by a force majeure occurrence, then Purchaser shall either (i) promptly (but in any event no later than ***) submit to SWI a purchase order for the amount of the Minimum Yearly Quantity Shortfall, requesting delivery of the Shortfall Quantity on or before ***, or (ii) pay a penalty corresponding to the amount of the Minimum Yearly Quantity Shortfall.

This Section describes Purchaser’s sole obligations, and SWI’s sole remedies, for Purchaser’s failure to comply with its obligations under Section 2.1(b).

2.2                               Technology Transfer. Prior to manufacturing the Product, a technology transfer of the manufacturing process will be performed from Purchaser to SWI. Purchaser shall disclose (and provide copies, as applicable) to SWI all information related to the manufacture of the Product in Purchaser’s possession, that is required for the manufacture of the Product by SWI (collectively “Manufacturing Technology”); provided that any such information is used solely for the purpose of manufacturing the Product in accordance with this Agreement. SWI acknowledges that such Manufacturing Technology is and shall remain the sole property of Purchaser and/or its Affiliates, and nothing herein shall be deemed to convey to SWI any right therein except as required for the purpose of manufacturing the Product in accordance with this Agreement.  The steps, planning and obligations of the Parties regarding the transfer of the Manufacturing Technology for such Product are set forth in the technology transfer master plan attached in Exhibit D (the “Technology Transfer Master Plan”).  Provided that Purchaser supply SWI with the needed amount of Compound at *** to SWI, SWI will manufacture the required number of Batches as outlined in the Technology Transfer Master Plan and a minimum of *** validation Batches of Product. Purchaser shall be responsible for any and all regulatory requirements with respect to the Product. SWI shall provide to Purchaser data required by Purchaser to qualify SWI’s facility as per the Technology Transfer Master Plan.

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Upon request, Purchaser will provide SWI with, assistance or on-site support as may be reasonably required by SWI in connection with the transfer of the manufacturing technology. Such assistance will be provided *** for a number of days as set forth in the Technology Transfer Master Plan.

Purchaser shall support the one-time costs as described in the Technology Transfer Master Plan and purchase from SWI each validation Batch that meets the Specifications at the Price set forth in Exhibit B. If any of the validation Batches of a Product does not comply with the Specifications, Supplier shall have *** (***) months to re-manufacture and deliver the number of validation Batch(es) that failed to meet the Specifications. If SWI is unable within that *** (***)-month period to manufacture and deliver to Purchaser the validation Batch(es), Section 9.2(c) shall apply.  Purchaser will be reimbursed for *** any validation Batches that fail to meet the Specifications, in the event that such failure is due to SWI’s mistake, negligence or failure to follow Purchaser’s instructions.

In the event any validation batches fail to meet the Specifications for any other reason, except for Purchaser’s mistake, negligence or failure to provide SWI with any portion of the Manufacturing Technology, SWI will ***.

2.3                               Supply of Compound. Purchaser shall, ***, provide Supplier with adequate quantities of Compound necessary to manufacture the number of Batches set out in each Purchase Order at least *** prior to the Delivery date mentioned in each Purchase Order. SWI shall be responsible for the storage of the Compound while in its possession. The storage of the Compound by SWI shall comply with Applicable Laws and the specifications for the Compound.

In addition to the above, and at any time during the Term, upon the Parties mutual agreement, Purchaser shall make reasonable efforts to establish and maintain at SWI’s facility, ***, an inventory of Compound corresponding to *** demand of Product as determined by mutual agreement of the parties. SWI shall not charge any storage fees for such inventory, and shall be responsible for any loss of such inventory.

SWI shall keep all Compound segregated from other materials within its reasonable control in order to maintain the integrity of the substance and shall not allow any samples of the substance to be used or tested by any person who is not under its direct supervisory control for any purposes. SWI shall perform only such tests and analysis as is necessary to meet its obligations under this Agreement and shall maintain the confidentiality of the results of such test in compliance with the terms of this Agreement.

2.4                               Prescribed Yield.

(a)                                 Generally.  Based on the results of the *** of commercial Batches of the Product manufactured hereunder, the Parties shall mutually determine and specify an allowable range of quantities of Product to result from a specified quantity of Compound after having deducted the samples required for quality control and the samples to be retained by SWI (such range being

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hereinafter referred to as the “Prescribed Yield”) for the next Calendar Year. The parties shall reevaluate and, if necessary, re-determine the Prescribed Yield during each subsequent Calendar Year.

(b)                                 Shortfalls.  To the extent that all Batches of Product in the aggregate fall below the Prescribed Yield for the relevant Calendar Year and such event is not directly attributable to any information or improper materials supplied by Purchaser or any other acts or omissions by Purchaser (a “Yield Shortfall”), SWI shall reimburse Purchaser ***.

(c)                                  Excess. To the extent that all Batches of Product in the aggregate exceed the Prescribed Yield for the relevant Calendar Year (a “Yield Excess”), the Parties shall *** resulting from such Yield Excess.

2.5                               Forecasts.  Purchaser shall submit to SWI, no later than the *** of the *** preceding the start of every *** during the Term, a rolling forecast (“Forecast”) setting forth an estimate of the total quantity of Product that Purchaser reasonably believes it will purchase during the *** commencing with the beginning of the subsequent ***, along with estimated shipment dates.

In addition, Purchaser shall submit to SWI for information purpose, on *** of each Calendar Year, a non-binding forecast setting forth an estimate of the *** quantity of Product that Purchaser reasonably believes it will purchase during the next *** (***) Calendar Years.

2.6                               Purchase Orders.  Purchaser shall purchase Product by written purchase orders (“Purchase Orders”), submitted to SWI at least *** in advance of the desired shipment date specified therein.  For each ***, Purchaser shall be required to submit Purchase Orders for at least *** percent (***%) of the quantities in the Forecast for such *** submitted by Purchaser to SWI *** prior to the start of such *** (the “Binding Forecast”), and SWI will have no obligation to supply Product in excess of *** percent (***%) of the quantity specified in such Binding Forecast.  Each Purchase Order shall specify, at a minimum, the applicable volume of each dosage strength in full Batch increments and of each form of Product ordered, and the requested delivery date. Upon receipt of a Purchase Order, subject to the provisions of Section 2.1, SWI shall supply the Product in such quantities and deliver the Product to Purchaser (or Purchaser’s designee) on such delivery dates.  SWI is not obligated to accept verbal orders of any kind for the supply of Product hereunder.  To the extent there is any conflict or inconsistency between this Agreement and any Purchase Order, this Agreement shall govern.

The Parties agree that during ***, Purchaser will make its commercially reasonable efforts to respect the deadlines mentioned in this Section 2.6, but shall not be considered in breach in case such deadlines are not respected. SWI will make its commercially reasonable efforts to deliver the Product with the requested Delivery date but shall not be considered in breach in case of late delivery as long as the Product is delivered within the *** days period from the date Purchaser has placed its Purchase Order.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.7                               Initial Order.  Purchaser hereby submits a binding order for the *** validation Batches of Product as per the Technology Transfer Master Plan.

2.8                               Delivery and Shipping Terms.  Product shall be shipped FCA (Incoterms® 2010) SWI’s distribution site Croissy-Beaubourg - Z.I. Paris Est/18, rue des Vieilles Vignes/77435 Marne-la-Vallée CEDEX 2/France. Risk of loss of the Product shall pass to Purchaser at the time of delivery of the Product to the applicable Third Party shipper at the loading dock SWI’s distribution center, and Purchaser shall be responsible for obtaining such insurance as Purchaser deems necessary with respect to the shipment at Purchaser’s expense.  Purchaser shall arrange for, and pay for, all shipping, freight, custom duties, and other charges associated with the shipment of the Product to Purchaser’s designated destination.  Purchaser shall be responsible for obtaining any necessary export and/or import licenses, or other similar official authorizations, and for carrying out all customs formalities for the exportation and importation of the Product.  SWI shall issue (or shall have its manufacturer issue) a certificate of analysis (“COA”) for shipment of Product sent to Purchaser.

2.9                               Packaging and Labeling. SWI will supply Product to Purchaser in the form of bulk tablets.  Purchaser shall be responsible, at its sole expense, for packaging and labeling the Product for commercial sale. SWI’s name will not appear on the label or anywhere else on the commercial packaging of the Product unless:  (i) required by any Applicable Laws; or (ii) SWI consents in writing to the use of its name.

2.10                        Product Shortage.  If SWI becomes aware of any circumstances that may give rise to a Product Shortage for any Calendar Quarter, SWI shall provide Purchaser with prompt written notice thereof.  In the event of a Product Shortage, without prejudice to any other remedy Purchaser may have under this Agreement, SWI shall be permitted to allocate the available Product among Purchaser and SANOFI, *** based on the volume of Product orders of Purchaser and such other licensees and distributors.  The “volume of Product orders” will be calculated based on (a) orders for Product that were delivered during the preceding *** or that are then in transit (excluding in each case any orders where payment therefor is delinquent), and (b) the binding portion of any outstanding purchase orders or forecasts.

3.                                      PRICE; PAYMENT

3.1                               Prices for Product.  Purchaser shall pay to SWI the Price for the units of Product supplied to Purchaser pursuant to this Agreement.

3.2                               Payment.  SWI shall provide to Purchaser written invoices setting forth the amount payable by Purchaser with respect to quantities of Product sold hereunder, including the Price applied by SWI to each dosage strength of Product.  Purchaser shall pay SWI for Product in the amount invoiced by SWI, without deduction, deferment, set-off, lien, or counterclaim of any nature, within *** (***) days from the date of the invoice.  All payments to be made by Purchaser to SWI under this Agreement represent net amounts SWI is entitled to receive.  If such

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payments become subject to taxes, duties, assessments, or fees of any kind (other than as a result of such payments constituting net income of SWI or as a result of a tax on SWI’s property), then such payments and related withholdings shall be increased to the extent necessary for SWI to receive the actual net amounts due under this Agreement.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1                               Mutual Representations.  Each Party hereby represents, warrants, and covenants (as applicable) to the other Party as follows, as of the Effective Date:

(a)                                 Corporate Existence and Power.  It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated, and has all requisite power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement.

(b)                                 Authority and Binding Agreement.  It has the requisite power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and this Agreement has been duly executed and delivered on its behalf, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors’ rights and subject to a court’s discretionary authority with respect to the granting of a decree ordering specific performance or other equitable remedies.

(c)                                  Consents.  All necessary consents, approvals and authorizations of all governmental authorities and other Third Parties required to be obtained by it in connection with the execution, delivery and performance of this Agreement have been obtained by it.

(d)                                 Representations regarding Debarment and Compliance.

(i)                                     Each Party represents, warrants and covenants that as of the Effective Date and during the Term, neither it nor its Affiliates nor, to its knowledge based upon reasonable inquiry, any of their respective directors, officers, or employees:

(A)                               is debarred under Section 306(a) or 306(b) of the Act;

(B)                               has been charged with, or convicted of, any felony or misdemeanor under Applicable Laws related to any of the following:  (1) the development or approval of any drug product or the regulation of any drug product under the Act; Directive 2001/83/EC of the European Parliament and of the Council of 6 November 2001 on the Community code relating to medicinal products for human use, Directive 2001/20/EC of the European Parliament and of the

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Council of 4 April 2001 on the approximation of the laws, regulations and administrative provisions of the Member States relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, the national laws of individual EU Member States implementing the provisions of these Directives into their national law, Regulation (EC) No 726/2004 of the European Parliament and of the Council of 31 March 2004 laying down Community procedures for the authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency, or any similar Applicable Laws; (2) a conspiracy to commit, aid or abet the development or approval of any drug product or regulation of any drug product; (3) health care program-related crimes (involving Medicare or any state health care program); (4) patient abuse, controlled substances, bribery, payment of illegal gratuities, fraud, perjury, false statement, racketeering, blackmail, extortion, falsification or destruction of records; (5) interference with, obstruction of an investigation into, or prosecution of, any criminal offense; or (6) a conspiracy to commit, aid or abet any of these listed felonies or misdemeanors; or

(C)                               are excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any United States federal or state health care programs (including convicted of a criminal offense that falls within the scope of 42 U.S.C. §1320a-7 but not yet excluded, debarred, suspended, or otherwise declared ineligible), or excluded, suspended or debarred from participation, or otherwise ineligible to participate, in any United States federal procurement or non-procurement programs.

(ii)                                  Each Party will notify the other Party promptly, but in no event later than *** days, after knowledge of any exclusion, debarment, suspension or other ineligibility set forth in Section 4.1(d)(i) occurring during the Term, or if such Party concludes based on its good faith business judgment that a pending action or investigation is likely to lead to the exclusion, debarment, suspension or other ineligibility of such Party.

(iii)                               Each Party will conduct itself and undertake the arrangements contemplated by this Agreement in a manner which is consistent with good business ethics and all applicable anti-bribery legislation (national and foreign), including but not limited to the OECD Convention dated 17th December 1997 on combating bribery of public officials in international business and the United States Foreign Corrupt Practices Act, as amended.  Failure of a Party to comply with the provisions of this Article will be deemed a material breach of a material provision of this Agreement by the other Party.

4.2                               Product Warranties of SWI.

(a)                                 SWI warrants that at the time of shipment, the Product shall:  (i) comply with the Specifications, and (ii) be manufactured in compliance with cGMP.

(b)                                 The foregoing warranty shall not apply to damaged Product to the extent such damage is directly caused in whole or in part by Purchaser’s breach of this Agreement or use,

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handling, or storage that is not in accordance with SWI’s instructions or that constitutes improper treatment.

(c)                                  SWI’s obligations as provided in Section 10.1 and Section 6.2 shall be the sole and exclusive remedies available to Purchaser with respect to Product that fails to meet the product warranties set forth in Section 4.2(a).

4.3                               No Other Representations or Warranties.  EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 4, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF SWI.  EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 4, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

5.                                      QUALITY

5.1                               General.  SWI shall be responsible for establishing and maintaining such procedures for implementing corrective and preventive actions with respect to the manufacturing of the Product as it deems necessary in compliance with Applicable Law.  SWI shall cooperate with Purchaser at SWI’s expense in determining the cause of any quality problems involving the Product, identifying corrective actions, and ensuring the implementation and effectiveness thereof.  Upon Purchaser’s request, SWI shall *** to *** with respect to the Product, and shall provide Purchaser with written confirmation upon the completion thereof.

5.2                               Notice of Failure to Meet Specifications.  SWI shall notify Purchaser promptly after the discovery that any lot of Product shipped to Purchaser, which had previously been approved in accordance with procedures set forth herein, fails to comply with its applicable Specifications.  SWI will make, at its expense, such further internal investigation of any failure to meet the Specifications SWI deems appropriate under the circumstances and otherwise consistent with its obligations hereunder. Should such failure is determined to be a result of a defect in the Compound supplied by Purchaser from MTPC, then Purchaser shall (i) reimburse SWI the costs of such investigation, and the costs of destruction of the Product, if any, (ii) pay the Price of the Product which failed to meet the Specifications due to a defect in the Compound, and (iii) replace the quantity of Compound necessary to manufacture the replacement batch(es) of Product. In the event of a dispute in regards to a defect in the Compound, then Section 6.2(b) shall apply.

In the event of a dispute in regards to a defect in the Compound manufactured by Sanofi Chimie under the Commercial Supply Agreement signed on July 24th, 2013, then such agreement shall apply.

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5.3                       Changes to Specifications.

(a)                                 Changes Requested by Purchaser.  SWI shall consider in good faith any reasonable requests by Purchaser to change the manufacturing process, Specifications, or any testing method with respect to the Product; provided, however that SWI shall in no event be obligated to implement any such change unless SWI, in its sole discretion, agrees to do so at Purchaser’s costs.

(b)                                 Changes Requested by SWI.  SWI shall have the right, in its sole discretion, to change any procedures, Specifications, methods (including testing methods) or standard operating procedures relating to the manufacture or supply of the Product. Notwithstanding the foregoing, SWI shall not implement any such change that is (i) inconsistent with the then-current MAA or NDA for the Product or (ii) reasonably likely to have a material adverse effect on SWI’s ability to comply with the terms of this Agreement, including any Product delivery timelines hereunder.

5.4                               Quality Agreement.  Within *** (***) days following execution of this Agreement, the Parties will enter into a quality agreement governing the agreed-upon Specifications and other technical aspects of supply of Products to Purchaser hereunder (the “Quality Agreement”). In the event of any inconsistency between this Agreement and the Quality Agreement, this Agreement shall control.

6.                                      ACCEPTANCE AND REJECTION PROCEDURES

6.1                               Inspection.  Purchaser or its designee shall promptly, upon arrival on its site, carefully inspect each shipment of Product for transport damages, losses and shortfalls. Apparent defects like for instance damaged containers or missing packages of Product have to be notified to the carrier promptly upon arrival of the shipment and the freight documents at Purchaser or its designee and, where possible, countersigned by the carrier’s representative. Failure of Purchaser or its designee to notify such visually detectable defects to the carrier promptly upon arrival of the concerned shipment and freight documents shall exclude any liability of SWI for such defects.

Purchaser or its designee shall have *** (***) days after receipt of a shipment of Product to determine if such Product complies with the warranties set forth in Section 4.2(a) (the “Inspection Period”).  Purchaser shall notify SWI of any such non-compliance prior to the end of the Inspection Period, describing in detail the non-compliance.  Notwithstanding the preceding provisions of this Section 6.1, if with respect to any unexpired Product, the non-compliance could not reasonably be expected to have been found by diligent and adequate inspection during the Inspection Period and Purchaser notifies SWI of such non-compliance, describing the Latent Defect in detail, within *** (***) days of the discovery of the Latent Defect and within the shelf life of the Product, such non-compliance shall be deemed to be a “Latent Defect” hereunder. Purchaser’s notification of SWI of a Defect during the Inspection Period or of a Latent Defect in the period permitted above shall be referred to herein as a “Claim.”  Purchaser shall be deemed to have accepted any Product if it fails to give a Claim in the periods permitted above.

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6.2                               Remedies.  Except for Claims disputed pursuant to Section 6.2(b) hereof, if Purchaser submits a Claim, then as promptly as practicable after the submission of the Claim to SWI, SWI shall instruct Purchaser whether to return or destroy the Product in question and provide Purchaser with replacement Product.  In the event that:

(a)                                 SWI agrees with the Claim, then SWI shall pay for all out-of-pocket costs of returning or destroying Product that is the subject of any accepted Claim.  SWI shall bear the risk of loss for such Product, beginning at such time as they are taken at Purchaser’s premises for return delivery.

(b)                                 SWI does not agree with the Claim, then the Parties agree to submit the Product in question to a mutually agreed independent Third Party that has the capability of testing the Product to determine whether or not it complies with the Specifications.  The losing Party shall bear all costs and expenses related to such testing and pay for all shipping costs of returning the Product and/or sending the replacement Product, as the case may be.

7.                                      RECALLS

In the event a recall of the Product is required by a governmental agency or authority of competent jurisdiction or by Applicable Law, or if a recall of the Product is jointly deemed advisable by the Parties, or deemed advisable solely by Purchaser, such recall shall be promptly implemented and administered by Purchaser at Purchaser’s costs in a manner which is appropriate and reasonable under the circumstances and in conformity with accepted trade practices.

Should it be duly evidenced by Purchaser that the recall of the Product results from a manufacturing defect (i.e. non conformance to the warranties set forth in Section 4.2(a)), SWI shall be solely responsible for replacement of such recalled Product according to Section 6.2 above, it being understood that any dispute regarding the existence of a such a defect shall be handled according to the provisions of Section 6.2(b).

8.                                      RECORD-KEEPING; INSPECTION; AUDIT

8.1                               Recordkeeping.  SWI will keep records of the manufacture and testing of the Product, and retain samples of Product sold hereunder as are necessary to comply with Applicable Laws, as well as to assist with resolving Product complaints and other similar investigations. Copies of the records and samples will be retained for a period of *** following the date of Product expiry, or longer if required by Applicable Laws. Purchaser is responsible for retaining samples of the Product necessary to comply with the legal/regulatory requirements applicable to Purchaser.

8.2                               Audits.  From and after the commencement of supply hereunder and through Purchaser’s personnel or through an independent auditor reasonably acceptable to SWI, Purchaser shall have the right, upon reasonable advance notice and during regular business hours, to cause an inspection and audit of the facilities being used by SWI for the production of Product

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by Purchaser’s personnel or an independent Third Party auditor to assure compliance by SWI with cGMPs.

8.3                               Procedure.  The inspection and audit provided for under Section 8.2 shall not be carried out by Purchaser more than *** per *** over ***.  Each inspection and audit shall be conducted in a manner so as to minimize disruption of the business operations of SWI. The independent auditor shall enter into a written confidentiality agreement with SWI containing provisions regarding the disclosure of information obtained during the inspection and audit that are at least as restrictive as the provisions of Section 13 of this Agreement; provided that, the independent auditor will be permitted to disclose to Purchaser whether and to what extent SWI failed to comply with the requirements of Section 8.1 (and shall not be permitted to disclose to Purchaser any other information).  A copy of any such disclosure to Purchaser shall also be provided to SWI.

8.4                               Results.  If an inspection or audit reveals a failure to comply with cGMP in all material respects, then Purchaser shall promptly provide to SWI written notice of such fact, which notice shall contain in reasonable detail the deficiencies found in the applicable facilities and, if practicable, those steps Purchaser believes should be undertaken in order to remedy such deficiencies.  The Parties shall discuss in good faith the proposed deficiencies and, to the extent there is agreement on the proposed deficiencies, SWI shall use reasonable efforts to remedy such deficiencies, or implement a plan to remedy such deficiencies, as soon as reasonably practical following receipt of the notification thereof.

9.                                      TERM; TERMINATION

9.1                               Term.  The term of this Agreement (the “Term”) will commence on the Effective Date and, unless earlier terminated pursuant to this Article 9, shall remain in full force and effect for a period of five (5) years after the date of the first commercial sale. Thereafter, it shall be automatically renewed for successive period of two (2) years, unless SWI provides notice of desire not to renew *** in advance of end of the current term or Purchaser provides *** notice.

9.2                               Termination

(a)                             Termination for Default.  Either Party may terminate the Agreement without prejudice to any claim for damages, if the other Party commits a material breach and fails to remedy such material breach within *** (***) calendar days of receipt of a registered letter with return receipt requested, specifying the breach. The termination will become effective on the date of first presentation of a second registered letter with return receipt requested, notifying the decision of termination.

(b)                                 Termination for bankruptcy or Force Majeure. Either Party may immediately terminate the Agreement, by registered letter with return receipt requested in case (i) the other Party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition in bankruptcy is filed in any court of competent jurisdiction, or the other Party makes or

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executes any assignment for the benefit of creditor, in accordance with the Applicable Laws; or (ii)        a force majeure event occurs and persists over *** (***) calendar days, according to the provisions of Section 16.3 hereof.

(c)                                  Termination for validation failure. The Parties may mutually agree to terminate the Agreement by registered letter with return receipt requested, in case SWI is unable to manufacture and deliver the required number of validation batches meeting the Specifications within the time period specified in the Technology Transfer Master Plan, or if registration of SWI as Product manufacturer and supplier fails.

9.3                               Effects of Termination.  Upon expiration or termination of this Agreement, SWI shall manufacture and supply, and Purchaser shall purchase from SWI (a) any and all quantities of Product ordered by Purchaser pursuant to this Agreement prior to the date on which such notice is given, for the applicable Price, and (b) any and all excipients and materials held by SWI specifically for use in the manufacture of the Product based on Forecasts provided by Purchaser.  Termination or expiration of this Agreement will not affect any outstanding obligations due hereunder prior to the termination or expiration.

9.4                               Survival.  Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to the effective date of such expiration or termination.  The following sections shall survive termination or expiration of this Agreement for any reason:  Sections 9, 10, 11, 13, 14, 15, 16.4, 16.6, 16.7, and 16.8.

10.                               INDEMNIFICATION

10.1                        Indemnification by SWI.  SWI agrees to defend and indemnify and hold Purchaser, its Affiliates, and their respective directors, officers and employees (the “Purchaser Indemnified Parties”) harmless against any and all Third Party claims, suits or proceedings, and all associated expenses, recoveries and damages, including court costs and reasonable attorneys’ fees and expenses, arising out of, based on, or caused by the breach by SWI of any representation, warranty, or covenant contained in this Agreement, except in each case to the extent that such claims, suits, proceedings, expenses, recoveries or damages arise from the breach by Purchaser of any representation, warranty, or covenant contained in this Agreement or any negligence or willful misconduct by a Purchaser Indemnified Party.

10.2                        Indemnification by Purchaser.  Purchaser agrees to defend and indemnify and hold SWI, its Affiliates, and their respective directors, officers and employees (the “SWI Indemnified Parties”) harmless against any and all Third Party claims, suits, proceedings, and all associated expenses, recoveries, and damages including court costs and reasonable attorneys’ fees and expenses, arising out of, based on, or caused by (i) the storage, sale, shipment, promotion or distribution of the Product by Purchaser or its licensees, or (ii) the breach by Purchaser of any representation or warranty or covenant contained in this Agreement, except in each case to the extent that such claims, suits, proceedings, expenses, recoveries or damages arise from the breach by SWI of any representation or warranty or covenant contained in this

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Agreement or any negligence or willful misconduct by a SWI Indemnified Party.

10.3                        Indemnification Procedures.  The Party claiming indemnity under this Article 10 (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) as soon as reasonably practicable after learning of a written claim (“Indemnified Claim”).  Failure by an Indemnified Party to give notice of an Indemnified Claim as soon as reasonably practicable after receiving a writing reflecting such Claim shall not relieve the Indemnifying Party of its indemnification obligations hereunder except and solely to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give such notice. The indemnifying Party shall have the right to assume the conduct and defense of the Indemnified Claim with counsel of its choice; provided that, the Indemnifying Party shall not have the right to assume any Indemnified Claim if (i) the Indemnifying Party fails to provide reasonable evidence of its ability and willingness to satisfy such claim, or (ii) such claim involves criminal or regulatory enforcement action. The Indemnified Party shall provide the Indemnifying Party with reasonable assistance in connection with the defense of the Indemnified Claim.  The Indemnified Party may monitor such defense with counsel of its own choosing at its sole expense.  The Indemnifying Party may not settle the Indemnified Claim without the prior written consent of the Indemnified Party, unless such settlement provides an unconditional and full release of the Indemnified Party; such consent shall not be unreasonably withheld, delayed or conditioned. If the Indemnifying Party does not assume and conduct the defense of the Indemnified Claim as provided above: (a) the Indemnified Party may assume and conduct the defense of the Indemnified claim at the Indemnifying Party’s expense; (b) the Indemnified Party may consent to the entry of any judgment or enter into any settlement with respect to the Indemnified Claim in any manner the Indemnified Party may deem reasonably appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith); and (c) the Indemnifying Party will remain responsible to indemnify the Indemnified Party for Indemnified Claims as provided in this Article 10.

11.                               LIMITATION OF LIABILITY

(a)                                 Liability for non-conforming Product. The liability of SWI for any delivery of Product not compliant with the Specifications and the related Quality Agreement (hereinafter the “Non-Conforming Product”) shall be limited toward Purchaser to, at Purchaser’s election, the replacement of the Non-Conforming Product as soon as technically possible, at no additional cost for Purchaser, or the reimbursement of Purchaser for the Non-Conforming Product, including reimbursement for the Compound used in producing the Non-Conforming Product.

(b)                                 NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY EXEMPLARY, SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES, COSTS OR EXPENSES (INCLUDING LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS) ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.  NOTHING IN THE PRECEDIING SENTENCE IS INTENDED TO OR SHALL

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LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY IN CONNECTION WITH THIRD PARTY CLAIMS UNDER SECTION 10.1 OR 10.2, (B) DAMAGES OR INJUNCTIVE RELIEF AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 13, (C) DAMAGES TO THE EXTENT ARISING FROM OR RELATING TO WILLFUL MISCONDUCT OR FRAUDULENT ACTS OR OMISSIONS OF A PARTY. IN NO EVENT SHALL SWI’S AGGREGATE LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT UNDER ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT, STATUTORY OR OTHERWISE) EXCEED, ON A CUMULATIVE BASIS, THE LESSER OF THE TOTAL AMOUNT INVOICED BY SWI TO PURCHASER HEREUNDER DURING *** OR *** EUROS (EUR. ***), EXCEPT IN CASES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

(c)                                  Allocation of Risks.  The limitation of liability set forth in this Article 11 reflects a deliberate and bargained for allocation of risks between Purchaser and SWI and is intended to be independent of any exclusive remedies available under this Agreement, including any failure of such remedies to achieve their essential purpose.

(d)                                 Essential Part of the Bargain.  The Parties acknowledge that the limitations of liability set forth in this Article 11 are an essential element of this Agreement between the Parties and that the Parties would not have entered into this Agreement without such limitations of liability.

(e)                                  Duty to Mitigate.  Each Party shall use reasonable efforts to mitigate any damages incurred by such Party hereunder.

12.                               INSURANCE

Each Party shall procure and maintain insurance or self-insure during the Term of this Agreement, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated.  Such insurance shall be written by insurance companies of good international reputation.

It is understood that the insurance requirements above shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under Article 10.  Each Party shall provide the other Party with written evidence of such insurance upon request.

13.                               CONFIDENTIALITY; PROPRIETARY RIGHTS

13.1                        Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties, each Party agrees that, for the Term and for *** (***) years thereafter, it shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement any Confidential Information of the other Party except for that portion of such information or materials that the receiving Party can demonstrate by competent proof:

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(a)                                 was already known to the receiving Party or its Affiliate, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

(b)                                 was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)                                  became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)                                 is subsequently disclosed to the receiving Party or its Affiliate by a Third Party without obligations of confidentiality with respect thereto; or

(e)                                  is subsequently independently discovered or developed by the receiving Party or its Affiliate without the aid, application, or use of Confidential Information.

Notwithstanding the foregoing, the receiving Party may disclose without violation of this Agreement such portion of the Confidential Information as is required or permitted to be disclosed if, on the advice of counsel, it is required under Applicable Law or pursuant to legal process to disclose such Confidential Information of the other Party; provided that unless otherwise prohibited by Applicable Law, the receiving Party first advises the disclosing Party of such intended disclosure and provides the disclosing Party with the opportunity to seek appropriate judicial or administrative relief to avoid, or obtain confidential treatment of, such disclosure at the disclosing Party’s sole cost and expense.

13.2                        Authorized Disclosures.  Each Party may disclose Confidential Information belonging to the other Party to the extent such Party determines such disclosure is reasonably necessary in the following situations:

(a)                                 prosecuting or defending litigation relating to this Agreement;

(b)                                 in the case of Purchaser as the receiving Party, disclosure to MTPC as required pursuant to the MTPC Agreement;

(c)                                  in the case of Purchaser as the receiving Party, disclosure to its licensees, sublicensees, and collaborators with respect to the Product, but solely to the extent that such Confidential Information (i) raises any material concerns regarding the safety or efficacy of the Product; (ii) indicates or suggests a potential material liability of either Purchaser or the applicable licensee, sublicensee, or collaborator to Third Parties in connection with the Product; (iii) is reasonably likely to lead to a recall or market withdrawal of the Product; or (iv) relates to any Product and is reasonably likely to have a material impact on a Regulatory Approval of the Product in such licensee’s, sublicensee’s, or collaborator’s territory; provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Section 13.1 and this Section 13.2 prior to any such disclosure (it being understood that

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receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such disclosee) and further provided that Purchaser shall cause any of its licensees to commit to the same obligations and shall disclose to SWI any confidential information received from any licensee in order to enable SWI, its Affiliates and licensees to address adequately the situations set forth in the sub-sections (i) to (iv) of this Section 13.2 (c).

(d)                                 disclosure to its and its Affiliates’ respective directors, officers, employees, consultants, attorneys, professional advisors, lenders, insurers, sublicensees, suppliers, and distributors only on a need-to-know basis and solely as necessary in connection with this Agreement; provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Section 13.1 and this Section 13.2 prior to any such disclosure (it being understood that receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such disclosee); and

(e)                                  disclosure to any bona fide potential or actual investor, acquirer, merger partner, or other potential or actual financial partner (and/or their respective consultants, attorneys, and professional advisors) on a need-to-know basis and solely for the purpose of evaluating a potential investment, acquisition, merger, or similar transaction; provided that each disclosee must be bound by obligations of confidentiality and non-use no less stringent than those set forth in Section 13.1 and this Section 13.2 prior to any such disclosure (it being understood that the receiving Party shall be liable for any breach of such confidentiality and non-use obligations by any such disclosee).

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13.3                       Intellectual Property. SWI expressly agrees that all Purchaser’s Background Technology is and shall remain the sole property of Purchaser, and, nothing herein contained shall be deemed to convey to SWI any right, including a property right, relating to any Purchaser’s Background Technology, nor to grant SWI any right in and to Purchaser’s patents and patent applications, know-how, patterns or trademarks relating to the Products, in any country, during the term of this Agreement or at any time thereafter, except as otherwise provided for hereunder for the purpose of this Agreement.

Purchaser expressly agrees that, all SWI’s Background Technology is and shall remain the sole property of SWI and/or its Affiliates, and, nothing herein contained shall be deemed to transfer to Purchaser any right, including property rights, under any SWI’s Background Technology, nor to grant Purchaser any right in and to SWI’s patents and patent applications, know-how, patterns or trademarks relating to SWI’s and/or its Affiliates’ equipment or know-how together with related developments in any country, during the term of this Agreement or at any time thereafter, except as otherwise provided for hereunder for the purpose of this Agreement.

Each Party agrees to have its know-how as of the Effective Date archived in such a way as to provide reliable evidence as to their content on the Effective Date and that such archives shall be made available to an independent expert mutually appointed by both Parties as may be required in case of disagreement between the Parties as to the extent of know-how that is effectively developed after the Effective Date pursuant to this Agreement.

13.4                       Non-Severable Improvements / Severable Improvements.

(a)                                 Subject to Section 13.5, the Parties hereto acknowledge and agree that the Non-Severable Improvements shall be and remain at all times, both during and after the expiry or termination date of this Agreement, the exclusive property of Purchaser, which may file in its sole name and at its sole expenses, any and all patents and/or any and all intellectual property rights claiming all or part of such Non-Severable Improvements.

SWI agrees to execute, and cause its Affiliates to execute, all documents and to take all actions necessary or advisable to assign and transfer the Non-Severable Improvements to Purchaser and, upon Purchaser’s request, to assist Purchaser, at Purchaser’s reasonable costs and expenses, in obtaining patent protection or other forms of protection for the Non-Severable Improvements.

(b)                                 The Parties hereto acknowledge and agree that Severable Improvements shall be and remain at all times, both during and after the expiry or termination date of this Agreement, the exclusive property of SWI and/or its Affiliates which may file in its own name and sole expenses, any and all patents and/or any and all intellectual property rights claiming all or part of the Severable Improvements.

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13.5                       SWI shall grant and hereby grants to Purchaser a non-exclusive and worldwide license, with right to grant sublicense, in and to such (i) SWI and/or its Affiliates’ Background Technology and (ii) Severable Improvements, which SWI incorporates in the manufacture of Products or which is necessary to the manufacture of Products for the sole and limited purpose of use and sale of Products by or on behalf of Purchaser or its Commercialization Partners.

Such license shall be *** during the Term of this Agreement. Upon expiration or termination of this Agreement, the above license shall be granted on a royalty-bearing basis to be negotiated in good faith.

In the case of any sub-license in and to such SWI and/or its Affiliates Background Technology and Severable Improvements, if any, Purchaser (a) shall include a provision in all sublicense agreements with Commercialization Partners for the use or sale of Products that clearly states that such sublicensee’s rights to the use of said Background Technology and/or any Severable Improvements is exclusively limited to the sole purpose of using and/or selling the Products and (b) shall be responsible for ensuring that its sublicensee right to use said Background Technology and/or any Severable Improvements are terminated in case of breach by sublicensees.

In the event Purchaser becomes aware of any suspected infringement of any sublicensed Background Technology and/or Severable Improvements, Purchaser shall promptly notify SWI and provide it with all details of such infringement of which it is aware.

Purchaser shall assist and cooperate with SWI as the latter may reasonably request from time to time, including by providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that Purchaser shall not be required to disclose legally privileged information unless and until procedures reasonably acceptable to Purchaser are in place to protect such privilege.

13.6                       For the sole purpose of performing its obligations hereunder, Purchaser hereby grants to SWI and/or its Affiliates a royalty-free, non-exclusive license, to use, subject to the terms of this Agreement, any and all Purchaser’s Background Technology, Information, and Non-Severable Improvements and such relevant information relating to the Products, in order for SWI to manufacture the Product. Such licensed rights shall only be used by SWI and its Affiliated Companies, in the name and on behalf of SWI solely for the purpose of this Agreement.

14.                               DISPUTE RESOLUTION

14.1                        Disputes.  The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either Party’s rights and/or obligations hereunder.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to meet and discuss in good faith any disputes, controversies or differences which may arise between the Parties out of or in relation to or in connection with this Agreement, including any alleged failure to perform, or breach, of this

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Agreement, or any issue relating to the interpretation or application of this Agreement. Such good faith efforts shall include at least one in-person meeting between the executive officers of each Party.  If the matter is not resolved within *** (***) days following the request for discussions, either Party may then invoke the provisions of Section 14.2.

14.2                        Arbitration.

(a)                                 Claims.  Subject to Section 14.3 below, any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement that is not resolved under Section 14.1 within the required *** (***) day period, including, without limitation, any claim concerning the interpretation, effect, termination, validity, performance and/or breach of this Agreement shall be resolved by final and binding arbitration administered by the International Chamber of Commerce (“ICC”).  The arbitration and all associated discovery proceedings and communications shall be conducted in English, and the arbitration shall be held in New York, New York, USA.

(b)                                 English Language.  All proceedings shall be held in English and a transcribed record prepared in English.  Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with a reasonably complete and accurate English translation.

(c)                                  Selection of Arbitrators.  The Parties shall each choose one arbitrator within *** (***) days of receipt of notice of the intent to arbitrate and the said two arbitrators shall select by mutual agreement a third arbitrator within *** (***) days after they have been selected as arbitrators. If no arbitrator is appointed within the times herein provided or any extension of time that is mutually agreed on, the ICC shall make such appointment (i.e. shall appoint three arbitrators) within *** (***) days of such failure.

(d)                                 Arbitrators’ Award.  The arbitrators’ award shall include a written statement describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded.  The arbitrators shall, in rendering their decision, apply the substantive laws of the State of New York, without giving effect to its conflicts of laws principles. The arbitrators’ authority to award special, incidental, consequential or punitive damages shall be subject to the limitation set forth in Article 11.  The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment may be entered upon it in any court of competent jurisdiction.

(e)                                  Costs.  Each Party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrators; provided, however, the arbitrators shall be authorized to determine whether a Party is the prevailing party, and if so, to award to that prevailing party reimbursement for any or all of its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the ICC and the arbitrators.

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14.3                        Court Actions. Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, including but not limited to a breach or threatened breach of any confidentiality provision herein, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding.  In addition, either Party may bring an action in any court of competent jurisdiction to resolve disputes pertaining to the validity, construction, scope, enforceability, infringement or other violations of patents or other intellectual property rights, and no such claim shall be subject to arbitration pursuant to Section 14.2.

15.                               PRESS RELEASES; USE OF NAMES

15.1                        Press Releases.  The form and content of any public announcement to be made by one Party regarding this Agreement, or the subject matter contained herein, shall be subject to the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by applicable law in which event the Party required to make such announcement shall, to the extent possible, provide to the other Party a written copy of any such required announcement at least *** (***) business days prior to disclosure to give the other Party reasonable advance notice and review of any such announcement.  Notwithstanding the foregoing, either Party may publicly disclose without violation of this Agreement, such terms of this Agreement as are, on the advice of such Party’s counsel, required by the rules and regulations of the SEC or any other applicable entity having regulatory authority over such Party’s securities; provided that such Party shall advise Purchaser of such intended disclosures and requests confidential treatment of certain commercial terms and technical terms hereof to the extent such confidential treatment is reasonably available to such Party.  In the event of any such filing, such Party will provide the other Party, a reasonable time prior to filing, with a copy of the Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements applicable to such Party and that govern redaction of information from material agreements that must be publicly filed.  The other Party shall provide any such comments as promptly as practicable.

15.2                        Use of Names.  Except as otherwise required by law or by the terms of this Agreement or as mutually agreed upon by the Parties, neither Party shall make any use of the name of the other Party in any advertising or promotional material, or otherwise, without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

16.                               MISCELLANEOUS

16.1                        Entire Agreement; Amendment.  This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior

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agreements and understandings between the Parties with respect to the subject matter hereof. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein.  No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

Notwithstanding the foregoing, any prior Confidentiality Agreement between the Parties remains in full force and effect.

16.2                        Relationship of the Parties. The relationship between SWI and Purchaser is that of independent contractors and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, or principal and agent between SWI and Purchaser.  Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement, or undertaking with any Third Party.

16.3                        Force Majeure.  Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition.  For purposes of this Agreement, force majeure shall include conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorist act, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe, and failure of plant or machinery (provided that such failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).  Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a force majeure affecting such Party.

16.4                        Notices.  Any notice required or permitted to be given under this Agreement shall be deemed to have been sufficiently given if mailed by registered mail, postage prepaid, or sent by fax or electronic mail, addressed to the Party to be notified, at its address stated in this Agreement or at such other address as may hereafter be provided in an Amendment (or in any other document exchanged between the Parties) and shall be deemed to have been served *** after mailing in the case of mail, and *** after dispatch in the case of fax or electronic mail.

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If to Purchaser:	VIVUS, Inc.
351 E. Evelyn Ave.
Mountain View, CA 94041
Attention: General Counsel

With a copy to:	Hogan Lovells US LLP
525 University Avenue
3rd Floor
Palo Alto, CA 94301
Attention: Shane Albright, Partner
Fax: (650) 463-4199

If to SWI:	SANOFI WINTHROP INDUSTRIE
CEPiA US Manager
55 Corporate Dr.
Bridgewater, NJ 08807

With a copy to:	SANOFI WINTHROP INDUSTRIE
Industrial Affairs Legal Department
20, avenue Raymond Aron,
92165 ANTONY Cedex — FRANCE
Fax: +33 1 55 71 61 31

16.5                        No Strict Construction; Headings; Interpretation.  This Agreement has been prepared jointly and shall not be strictly construed against either Party.  Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.  The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.  The definitions of the terms herein apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws herein will be construed as referring to such laws and any rules or regulations promulgated thereunder as from time to time enacted, repealed or amended, (c) any reference herein to any person will be construed to include the person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) any reference herein to the words

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“mutually agree” or “mutual written agreement” will not impose any obligation on either Party to agree to any terms relating thereto or to engage in discussions relating to such terms except as such Party may determine in such Party’s sole discretion, except as expressly provided in this Agreement, (f) as applied to a Party, the word “will” shall be construed to have the same meaning and effect as the word “shall,” and (g) all references herein without a reference to any other agreement to Articles, Sections, or Exhibits will be construed to refer to Articles, Sections, and Exhibits of or to this Agreement.

16.6                        Assignment.  Neither Party may subcontract, assign, extend or transfer any of its rights and obligations under this Agreement, without the express and prior written consent of the other Party, such consent not to be unreasonably withheld. Notwithstanding the foregoing, SWI may subcontract, transfer or assign its rights and obligations under this Agreement to its Affiliates and/or any third party acquiring the manufacturing site, and that Purchaser may transfer or assign its rights and obligations under this Agreement, in whole or in part, to its Affiliates and/or its Commercialization Partners.

No assignment nor transfer of this Agreement or of any rights hereunder shall relieve the assigning Party of any of its obligations and liability hereunder, unless the assignee undertakes in writing to, and can reasonably, assume such obligations and liabilities.  Any assignment or attempted assignment in violation of the terms of this Section 16.6 shall be null, void and of no legal effect.

16.7                        Governing Law.  Resolution of all disputes arising out of or related to this Agreement or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, United States of America, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

16.8                        Successors and Assigns; No Third Party Beneficiaries.  This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.  No provision of this Agreement, express or implied, is intended to or will be deemed to confer upon Third Parties any right, benefit, remedy, claim, liability, reimbursement, claim of action or other right of any nature whatsoever under or by reason of this Agreement other than the Parties and, to the extent provided in Sections 10.1 and 10.2, the Indemnified Parties.  Without limitation of the foregoing, this Agreement will not be construed so as to grant employees of either Party in any country any rights against the other Party pursuant to the laws of such country.

16.9                        Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof.  The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

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16.10                 No waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

16.11                 Performance by Affiliates and/or Subcontractors.  Any obligation of SWI under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at SWI’s sole and exclusive option, either by SWI directly or by any Affiliate or any third party acquiring the manufacturing site that SWI causes to satisfy, meet or fulfill such obligation, in whole or in part. Any obligation of Purchaser under or pursuant to this Agreement may be satisfied, met or fulfilled, in whole or in part, at Purchaser’s sole and exclusive option, either by Purchaser directly or by any Affiliate of Purchaser that Purchaser causes to satisfy, meet or fulfill such obligation, in whole or in part. Each of the Parties guarantees the performance of all actions, agreements and obligations to be performed by any Affiliates of such Party under the terms and conditions of this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

16.12                 Counterparts.  This Agreement may be executed in one (1) or more counterparts, including by facsimile or other electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

SANOFI WINTHROP INDUSTRIE

By:	/s/ Jacques Tavernier
Name:	Jacques Tavernier
Title:	VP CEPiA
Date:	November 18, 2013

By:	/s/ Alain Davidou
Name:	Alain Davidou
Title:	Director Business Development & Service, CEPiA
Date:	November 18, 2013

VIVUS, Inc.

By:	/s/ Timothy E. Morris
Name:	Timothy E. Morris
Title:	SVP Finance, Chief Financial Officer
Date:	October 24, 2013

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EXHIBIT A

Specifications

Release Specifications for Avanafil Tablets

***

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EXHIBIT B

Prices

The Price for each dosage form of the Product is as follows:

Dosage forms	Fixed Manufacturing Cost (per tablet)
***	***
***	***
***	***

As from January 1st, 2014 for the first time, and thereafter on a *** basis, the purchase price defined above shall be reviewed according to the latest available ***.

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EXHIBIT C

Quality Agreement

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EXHIBIT D

Transfer Master Plan

***

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EXHIBIT E

Sanofi Territory

Africa:

Egypt

Sudan

Algeria

Morocco

South Africa

Tunisia

Libya

Burkina Faso

Gambia

Guinea

Mali

Mauritania

Sao Torne

Senegal

Benin

Ivory Coast

Togo

Niger

Tchad

Kenya

Mauritius

Ethiopia

Uganda

Tanzania

Eritrea

Somalia

Seychelles Island

Burundi

Rwanda

Cameroon

Gabon

Congo

Madagascar

Democratic Republic of Congo

Djibouti

Central African Republic

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Islamic Republic of Comoros

Republic of Equatorial Guinea

Nigeria

Ghana

Liberia

Sierra Leone

Angola

Mozambique

Zambia

Zimbabwe

Malawi

Botswana

Namibia

Middle East — Turkey:

Turkey

Saudi Arabia

Yemen

Qatar

Bahrain

United Arab Emirates

Oman

Kuwait

Lebanon

Syria

Jordan

Palestine

Iraq

Iran

Israel

Eurasia:

Azerbaijan

Kazakhstan

Kirghizstan

Uzbekistan

Georgia

Armenia

Russia

Ukraine

Byelorussia

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EXHIBIT F

Batch size

Dosage form	Batch size: ***
***	***
***	***
***	***

***

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